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                                                                    EXHIBIT 32.2


                   CERTIFICATION OF CHIEF FINANCIAL OFFICER
          PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of AT&T Wireless Services, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Joseph McCabe, Jr., Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                          By:      /s/ Joseph McCabe, Jr.
                                                   ---------------------------
                                                   Joseph McCabe, Jr.
                                                   Executive Vice President and
                                                   Chief Financial Officer

Dated:  August 11, 2003